SAVOS INVESTMENTS TRUST (the “Trust”)
Contra Fund (the “Fund”)

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2015

The date of this Supplement is July 7, 2015

The Statement of Additional Information (“SAI”) is amended as following:

1.           The following replaces the information contained in the “MANAGEMENT OF THE FUND – Trustees and Executive Officers of the Fund” section on pages 13-14 of the SAI:

The management and affairs of the Fund are supervised by the Board. The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).  Effective on June 30, 2015, the current Independent Trustees were elected to the Board by the shareholders of the Trust and the former Independent Trustees resigned.  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520-2445	Independent Trustee	Indefinite term since 2015	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989 – 2001).	17
Trustee, GPS Funds I (2013 to present); Trustee, GPS Funds II (2011 to present); Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008 to 2012); Director, Hospice and Palliative Care of Cape Cod (2006 – 2011).

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520-2445	Independent Trustee	Indefinite term since 2015	Retired; formerly, President, CitiStreet Funds, Inc. (2000 – 2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor), and CitiStreet Funds Management LLC (registered investment advisor) (1990 – 2005).	17	Trustee, GPS Funds I (2013 to present); Trustee, GPS Funds II (2011 to present); Trustee, GVIT (2008 to 2012).
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor, Concord, CA 94520-2445	Independent Trustee	Indefinite term since 2015	Self-employed consultant (1999 to present); formerly, Partner, Arthur Andersen LLP (audit services) (1972 to 1999)	17
Trustee, GPS Funds I (2007 to present); Trustee, GPS Funds II (2013 to present); Director, Owens Realty Mortgage Inc. (2013 to present); Director, Cambria ETF Series Trust (2013 to present); Director, Sitoa Global Inc. (2011 to 2013); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008 to present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005 to 2014); Director, Merriman Holdings, Inc.  (financial services) (2003 to present); Director, Grail Advisors ETF Trust (2009 to 2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004 to 2011); Director, North Bay Bancorp (2006 to 2007).

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Interested Trustee
Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairman President	Indefinite term since 2014 Renewed 1-year term since 2008	President, GPS Funds I (2007 to present) and GPS Funds II (2011 to present); President, Savos Investments Trust (“Savos”) (2008 to present) and GVIT (2008 to 2012); Executive Vice President and Chief Operating Officer, AssetMark (2008 to present); President, AssetMark Brokerage™, LLC (2013 to present).	17	Trustee, GPS Funds I and GPS Funds II (2014 to present); Chairman, AssetMark Trust Co. (2008 to present); Director, Lamorinda Soccer Club (2011 to 2013).
*           Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.

2.           The following replaces the information contained in the “MANAGEMENT OF THE FUND – Fund Leadership Structure,” section on pages 15-17 of the SAI:

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees

The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Fund. The Trust enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Advisor, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving the agreements between these service providers and the Trust, approving agreements between the Advisor and any sub-advisors, and exercising general service provider oversight.

Leadership Structure and the Board of Trustees. The Board is currently composed of three Independent Trustees and one Trustee who is affiliated with the Advisor, Ms. Hansen.  The Board has appointed Ms. Hansen to serve in the role of Chairman.  Ms. Hansen is the Executive Vice President and Chief Operating Officer of the Advisor. The Independent Trustees have designated Mr. Dunford as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Board meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Advisor, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the Board from time to time. The Board’s leadership structure also promotes the participation of the other Independent Trustees. The Board has determined that its leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. The Board’s leadership structure permits important roles for the Executive Vice President and Chief Operating Officer of the Advisor, who serves as Chairman of the Trust and oversees Advisor’s day-to-day management of the Fund. In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties specified in the Trust’s Declaration of Trust or By-laws, the designation of Chairman, Lead Independent Trustee or Chairman of a Committee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Oversight of Risk. The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Fund’s officers, the Advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Fund. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers, including the Advisor’s director of risk management and the CCO, related to Fund performance, risk exposures, compliance and operations; (2) quarterly meetings by the Independent Trustees in executive session with the Advisor’s director of risk management and CCO; (3) periodic meetings with investment personnel to review investment strategies, techniques and the processes used to manage risks; (4) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, the Advisor and any sub-advisors; and (5) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers and the independent registered public accounting firm on financial, valuation and operational matters. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Trust has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust.  The members of the Valuation Committee are approved by the Board and consist in part of officers of the Trust; no Independent Trustee is a member of the Valuation Committee.

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (4) to act as a liaison between the Trust’s independent auditors and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  The Audit Committee is comprised of all of the Independent Trustees.  Mr. Schmal is the Chairman of the Audit Committee.  During the Fund’s fiscal year ended September 30, 2014, the Trust’s Audit Committee comprised of former Independent Trustees met three times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for: (1) seeking and reviewing candidates for consideration as nominees to serve as Trustees, as is considered necessary from time to time; (2) making recommendations to the Board regarding the composition of the Board and its committees; (3) coordinating the process to assess Board effectiveness; and (4) developing and implementing governance policies.  The Nominating and Governance Committee is comprised of all of the Independent Trustees.  Mr. Feinberg is the Chairman of the Nominating and Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the

Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.  The Nominating and Governance Committee meets as often as necessary or appropriate to discharge its functions, and reports its actions and recommendations to the Board on a regular basis.  During the Fund’s fiscal year ended September 30, 2014, the Trust’s Nominating and Governance Committee comprised of former Independent Trustees met four times.

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of the Fund’s holdings of securities and other investments; and (2) as required, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee meets as necessary when a price is not readily available and may take action by vote of any two Committee members.  During the Fund’s most recent fiscal year, the Valuation Committee met eight times.

Trustees’ Qualifications and Experience.  The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Nominating and Governance Committee also does not set forth any specific qualifications. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Advisor and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor was decisive in determining that an individual should serve as a Trustee.  Set forth below is a brief description of the specific experience of each Trustee.  As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David M. Dunford. Mr. Dunford has served as a Trustee of Savos Investments Trust since 2015, as a Trustee of GPS Funds I since 2013 and as a Trustee of GPS Funds II since it was created in 2011. Mr. Dunford serves as the Lead Independent Trustee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Dunford has more than 30 years of investment experience in the insurance and investment management industries, including serving as chief investment officer. Mr. Dunford also serves on the board of a bank and in public office.

Paul S. Feinberg. Mr. Feinberg has served as a Trustee of Savos Investments Trust since 2015, as a Trustee of GPS Funds I since 2013 and as a Trustee of GPS Funds II since it was created in 2011. He serves as the Chairman of the Nominating and Governance Committee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Feinberg has more than 30 years of experience in leadership and legal positions in the insurance and investment management industries, including serving as executive vice president and general counsel of a financial services company providing services to the retirement plan marketplace. Mr. Feinberg also served as president of a mutual fund group.

Dennis G. Schmal.  Mr. Schmal has served as a Trustee of Savos Investments Trust since 2015, as a Trustee of GPS Funds I since 2007, as a Trustee of GPS Funds II since 2013 and serves as the Chairman of the Audit Committee.  Mr. Schmal has over 30 years of business/financial experience, including serving as a partner of an independent accounting firm, where his work included auditing the financial statements of public companies and financial institutions.

Carrie E. Hansen.  Ms. Hansen has served as President, Chairman and Trustee of Savos Investments Trust, GPS Funds I and GPS Funds II since 2014. She has served in various executive roles with AssetMark and its predecessor companies, and has over 20 years of senior management and accounting experience.

3.           The following replaces the information contained in the “MANAGEMENT OF THE FUND – Compensation” section on page 17 of the SAI:

The Compensation Table below sets forth the total compensation paid to the Trustees of the AssetMark Mutual Funds complex, which includes the Trust, before reimbursement of expenses, for the fiscal year ending September 30, 2014. The Interested Trustees receive no compensation from the Trust for their services as Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Fund.

Name of Trustee	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Trustees4
Carrie E. Hansen1	$0	$0
John A. Fibiger2	$17,500	$17,500
Dwight M. Jaffee2	$15,500	$15,500
Douglas A. Paul2	$16,500	$16,500
David M. Dunford3	$0	$91,500
Paul S. Feinberg3	$0	$91,500
Dennis G. Schmal3	$0	$89,000

1	Ms. Hansen is considered to be an interested person of the Trust, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serves as a Trustee thereof without compensation.
2	Messrs. Fibiger, Jaffee and Paul retired as Trustees of the Trust effective June 30, 2015.
3	Messrs. Dunford, Feinberg and Schmal were elected as Trustees of the Trust effective June 30, 2015.
4	The fund complex consists of the Trust and GPS Funds I and GPS Funds II.

4.           The following replaces the information contained in the “MANAGEMENT OF THE FUND – Compensation” section on page 17 of the SAI:

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Carrie E. Hansen	$0	$0
David M. Dunford	$0	$0
Paul S. Feinberg	$0	$0
Dennis G. Schmal	$0	$0

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE